UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020

HOME BISTRO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170715	27-1517938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4014 Chase Avenue, #212

Miami Beach, FL 33140

(Address of Principal Executive Offices, Zip Code)

(631) 964-1111

(Registrant’s telephone number, including area code)

Gratitude Health, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2020, Gratitude Health, Inc., a Nevada corporation (the “Company”), filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) to effect (i) a 31.993-for-1 reverse stock split of its common stock, par value $0.001 per share (“Common Stock”), with fractional shares rounding up to the nearest whole share (the “Reverse Stock Split”), and (ii) the change of the Company’s name from “Gratitude Health, Inc.” to “Home Bistro, Inc.” (the “Name Change”).

The Common Stock (i) began trading on a split-adjusted basis when the market opened on September 14, 2020 under the new symbol “GRTDD” and is expected continue to do so until October 9, 2020, and (ii) thereafter, is expected to begin trading under the new symbol “HBIS” (together, the “Symbol Changes”).

The Company’s transfer agent, West Coast Stock Transfer, Inc., is acting as exchange agent for the Reverse Stock Split. The new CUSIP number for the Common Stock following the Reverse Stock Split is 43706U100.

The foregoing descriptions of the Certificate of Amendment, the Reverse Stock Split and the Name Change are qualified in their entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On September 14, 2020 and September 15, 2020, the Company issued press releases announcing the Name Change, Reverse Stock Split and Symbol Changes.

A copy of the press releases are filed herewith as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation of the Company, dated September 14, 2020.
99.1	Press Release dated September 14, 2020, titled “Gratitude Health, Inc. Changes Name to “Home Bistro, Inc.” and Announces Effectiveness of Reverse Stock Split”.
99.2	Press Release dated September 15, 2020, titled “Correction to Press Release Announcing Gratitude Health, Inc. Name Change to “Home Bistro, Inc.” and Effectiveness of Reverse Stock Split”.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BISTRO, INC. (F/K/A GRATITUDE HEALTH, INC.)

	By:	/s/ Zalmi Duchman
Date: September 16, 2020		Name: Zalmi Duchman Title: Chief Executive Officer

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